UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2025

Desktop Metal, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38835	83-2044042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

63 Third Avenue Burlington, Massachusetts	01803
(Address of principal executive offices)	(Zip Code)

(978) 224-1244

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02Results of Operations and Financial Condition.

On March 26, 2025, Desktop Metal, Inc., a Delaware corporation (the “Company” or “Desktop Metal”), announced preliminary unaudited financial results for the year ended December 31, 2024, as set forth in Item 7.01 of this Current Report on Form 8-K.

The information in this report furnished pursuant to Items 2.02 and 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references such information.

Item 7.01Regulation FD Disclosure.

On March 26, 2025, the Company released preliminary unaudited financial results for the year ended December 31, 2024. The preliminary results are unaudited, subject to completion of the Company’s financial reporting processes, based on information known by management as of the date of this Current Report on Form 8-K and do not represent a comprehensive statement of the Company’s financial results for the year ended December 31, 2024. Actual results may vary from these estimates, and the variations may be material. The Company expects to report:

●	Total revenues for the year ended December 31, 2024 of approximately $148.8 million, compared to $189.7 million for the year ended December 31, 2023. Revenues were impacted by the pending merger and litigation on the business and operations of the Company.
●	GAAP gross margin for the year ended December 31, 2024 of (16.9)%, compared to (5.3)% for the year ended December 31, 2023; Non-GAAP gross margin for the year ended December 31, 2024 of 30%, compared to non-GAAP gross margin of 27% for the year ended December 31, 2023. GAAP gross margins were impacted by one-time non-cash charges related to accelerated amortization and depreciation on certain intangible and fixed assets.
●	GAAP operating expenses for the year ended December 31, 2024 of $185.7 million, compared to GAAP operating expenses for the year ended December 31, 2023 of $313.1 million. GAAP operating expenses were impacted by the strategic integration and cost optimization initiatives the Company undertook starting in 2022.
●	GAAP net loss for the year ended December 31, 2024 of $219.5 million, compared to GAAP net loss for the year ended December 31, 2023 of $323.3 million. GAAP net loss for the year ended December 31, 2024 was impacted by one-time non-cash charges related to accelerated amortization and depreciation on certain intangible and fixed assets.
●	Adjusted EBITDA of $(49.4) million for the year ended December 31, 2024, compared to Adjusted EBITDA of $(69.1) million for the year ended December 31, 2023.
●	Cash, cash equivalents, and short-term investments at December 31, 2024 of $20.4 million.

For a reconciliation of non-GAAP gross margin and Adjusted EBITDA to the most comparable measure calculated in accordance with GAAP, see “Non-GAAP Financial Information” below.

Information Regarding Preliminary Results

The preliminary estimated financial information contained in this Current Report on Form 8-K reflects management’s estimates based solely upon information available to it as of the date of this Current Report on Form 8-K and is not a comprehensive statement of our financial results for the year ended December 31, 2024. The preliminary estimated financial information presented above is subject to change, and our actual financial results may differ from such preliminary estimates and such differences could be material. Accordingly, you should not place undue reliance upon these preliminary estimates.

Non-GAAP Financial Information

This press release contains non-GAAP financial measures, including non-GAAP gross margin and Adjusted EBITDA.

●	We define non-GAAP gross margin as GAAP gross margin excluding the effect of stock-based compensation, amortization of acquired intangible assets, restructuring, acquisition-related and integration costs, and inventory step-up adjustments
●	We define EBITDA as GAAP net income (loss) excluding interest, income taxes, and depreciation and amortization expense
●	We define Adjusted EBITDA as EBITDA excluding change in fair value of investments, inventory step-up adjustments, stock-based compensation, restructuring, and acquisition-related and integration costs

In addition to Desktop Metal’s results determined in accordance with GAAP, Desktop Metal’s management uses this non-GAAP financial information to evaluate the Company’s ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP financial information, when taken collectively, may be helpful to investors in assessing Desktop Metal’s operating performance.

We believe that the use of Non-GAAP gross margin and Adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends because it eliminates the effect of financing, capital expenditures, and non-cash expenses such as stock-based compensation and warrants, and provides investors with a means to compare Desktop Metal’s financial measures with those of comparable companies, which may present similar non-GAAP financial measures to investors. However, investors should be aware that when evaluating non-GAAP gross margin and Adjusted EBITDA, we may incur future expenses similar to those excluded when calculating these measures. In addition, our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of these measures may not be comparable to other similarly titled measures computed by other companies because not all companies calculate these measures in the same fashion.

Because of these limitations, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP operating expense, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We compensate for these limitations by relying primarily on our GAAP results and using non-GAAP gross margin and Adjusted EBITDA on a supplemental basis. Management uses, and investors should consider, our non-GAAP financial measures only in conjunction with our GAAP results. Desktop Metal has not provided a reconciliation of its Adjusted EBITDA outlook to net income because estimates of all of the reconciling items cannot be provided without unreasonable efforts.

Set forth below is a reconciliation of each non-GAAP financial measure used in this press release to its most directly comparable GAAP financial measure.

DESKTOP METAL, INC.
NON-GAAP RECONCILIATION TABLE
(in thousands)

	For the Year Ended
	December 31,
(Dollars in thousands)	2024	2023	2022
GAAP gross margin	$(25,218)	$(10,090)	$15,071
Stock-based compensation included in cost of sales(1)	1,931	2,262	2,257
Amortization of acquired intangible assets included in cost of sales	66,763	27,789	23,707
Restructuring expense in cost of sales	224	30,205	3,273
Acquisition-related and integration costs included in cost of sales	913	958	1,148
Inventory step-up adjustment in cost of sales	—	—	1,496
Non-GAAP gross margin	$44,613	$51,124	$46,952

GAAP operating loss	$(210,918)	$(323,221)	$(731,763)
Stock-based compensation(2),(3)	25,392	33,177	48,785
Amortization of acquired intangible assets	99,183	41,617	38,662
Restructuring expense(4)	13,583	37,488	6,574
Inventory step-up adjustment in cost of sales	—	—	1,496
Acquisition-related and integration costs(5)	13,298	6,179	6,766
Impairment charges	—	8,518	—
Goodwill impairment	—	112,911	498,800
Non-GAAP operating loss	$(59,462)	$(83,331)	$(130,680)

GAAP net loss	$(219,453)	$(323,271)	$(740,343)
Stock-based compensation(2),(3)	25,392	33,177	48,785
Amortization of acquired intangible assets	99,183	41,617	38,662
Restructuring expense(4)	13,583	37,488	6,957
Inventory step-up adjustment in cost of sales	—	—	1,496
Acquisition-related and integration costs(5)	13,298	6,179	6,766
Impairment charges	—	8,518	—
Goodwill impairment	—	112,911	498,800
Change in fair value of investments	3,262	1,239	8,164
Non-GAAP net loss	$(64,735)	$(82,142)	$(130,713)

(1)

Includes no liability-award stock-based compensation for the year ended December 31, 2024. Includes $0.1 million of liability-award stock-based compensation associated with bonuses granted in dollar amounts and paid out in RSUs under our bonus plan (“liability-award stock-based compensation”) for the years ended December 31, 2023 and 2022.

(2)

Includes $7.3 million of stock-based compensation expense associated with the strategic integration and cost optimization initiative that included a global workforce reduction, facilities consolidation, and other operational savings measures, approved by our board of directors on June 10, 2022 (the “2022 Initiative”), for the year ended December 31, 2022.

(3)

Includes no liability-award stock-based compensation for the year ended December 31, 2024. Includes $2.0 million and $1.0 million of liability-award stock-based compensation, respectively, for the years ended December 31, 2023 and 2022.

(4)	Includes $4.5 million of depreciation classified as restructuring charges for the year ended December 31, 2024.
(5)

For the year ended December 31, 2023, we incurred $10.0 million in merger expenses related to the announced transaction by and among the Company, Stratasys Ltd. (“Stratasys”) and Tetris Sub Inc. (the “Stratasys Transaction”), and recognized a $10.0 million reduction in expenses as a result of the reimbursement from Stratasys, with no net impact to the adjustment for Acquisition-related and integration costs for the year ended December 31, 2023.

DESKTOP METAL, INC.
NON-GAAP OPERATING EXPENSE RECONCILIATION TABLE
(in thousands)
	For the Year Ended
	December 31,
(Dollars in thousands)	2024	2023	2022
GAAP operating expenses	$185,700	$313,131	$746,834
Stock-based compensation included in operating expenses(1),(2)	(23,461)	(30,915)	(46,528)
Amortization of acquired intangible assets included in operating expenses	(32,420)	(13,828)	(14,955)
Restructuring expense included in operating expenses	(13,359)	(7,283)	(3,301)
Acquisition-related and integration costs included in operating expenses(3)	(12,385)	(5,221)	(5,618)
Impairment charges	—	(8,518)	—
Goodwill impairment	—	(112,911)	(498,800)
Non-GAAP operating expenses	$104,075	$134,455	$177,632

(1)	Includes $7.3 million of stock-based compensation expense associated with the 2022 Initiative for the year ended December 31, 2022.
(2)

Includes no liability-award stock-based compensation for the year ended December 31, 2024. Includes $1.9 million and $0.9 million of liability-award stock-based compensation, respectively, for the years ended December 31, 2023 and 2022.

(3)

For the year ended December 31, 2023, we incurred $10.0 million in merger expenses related to the Stratasys Transaction and recognized a $10.0 million reduction in expenses as a result of the reimbursement from Stratasys, with no net impact to the adjustment for Acquisition-related and integration costs for the year ended December 31, 2023.

DESKTOP METAL, INC.
NON-GAAP ADJUSTED EBITDA RECONCILIATION TABLE
(in thousands)
	For the Years Ended
	December 31,
(Dollars in thousands)	2024	2023	2022
Net loss attributable to common stockholders	$(219,453)	$(323,271)	$(740,343)
Interest (income) expense, net	6,665	4,099	1,743
Income tax expense (benefit)	463	(3,105)	(1,498)
Depreciation and amortization(1)	111,881	53,632	50,767
EBITDA	(100,444)	(268,645)	(689,331)
Change in fair value of investments	3,262	1,239	8,164
Inventory step-up adjustment	—	—	1,496
Stock-based compensation expense(2),(3)	25,392	33,177	48,785
Restructuring expense(1)	9,086	37,488	6,957
Goodwill impairment	—	112,911	498,800
Impairment charges	—	8,518	—
Acquisition-related and integration costs(4)	13,298	6,179	6,766
Adjusted EBITDA	$(49,406)	$(69,133)	$(118,363)

(1)

In connection with the cost reduction plan that included a review of strategic alternatives for the Company’s photopolymer business, we recorded incremental depreciation and amortization for the shortened useful life of various fixed assets and intangibles to restructuring charges. For the year ended December 31, 2024, we recorded incremental depreciation of $4.5 million and incremental amortization of $71.0 million. These amounts are listed in the depreciation and amortization line.

(2)	Includes $7.3 million of stock-based compensation expense associated with the 2022 Initiative for the year ended December 31, 2022.
(3)

Includes no liability-award stock-based compensation for the year ended December 31, 2024. Includes $2.0 million and $1.0 million of liability-award stock-based compensation, respectively, for the years ended December 31, 2023 and 2022.

(4)

For the year ended December 31, 2023, we incurred $10.0 million in merger expenses related to the Stratasys transaction and recognized a $10.0 million reduction in expenses as a result of the reimbursement from Stratasys, with no net impact to the adjustment for Acquisition-related and integration costs for the year ended December 31, 2023.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical facts contained in these communications, including statements regarding Desktop Metal’s future results of operations and financial position, financial targets, business strategy, plans and objectives for future operations and the expected benefits of the proposed transaction with Nano Dimension, are forward-looking statements. Forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: demand for Desktop Metal’s products and services; the global macro-economic environment; impacts of rapid technological change in the additive manufacturing industry; Desktop Metal’s ability to realize the benefits from cost saving measures; supply and logistics disruptions, including shortages and delays; and risks related to the completion of the proposed transaction and actions related thereto. For more information about risks and uncertainties that may impact Desktop Metal’s business, financial condition, results of operations and prospects generally, please refer to Desktop Metal’s reports filed with the SEC, including without limitation the “Risk Factors” and/or other information included in the most recent Form 10-K filed with the SEC, and such other reports as Desktop Metal has filed or may file with the SEC from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Desktop Metal, Inc. assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Desktop Metal, Inc.

Date: March 26, 2025	By:	/s/ Jason Cole
	Name:	Jason Cole
	Title:	Chief Financial Officer